                           ARTICLES OF INCORPORATION
                                       OF
                   "BRUSCO, COOLEY AND CONLON MANAGEMENT CO."

                                       I.

         The name of the corporation is "BRUSCO, COOLEY AND CONLON MANAGEMENT
CO."

                                      II.

         The corporation is organized pursuant to the provisions of the Georgia Business Corporation Code.

                                      III.

         The corporation shall have perpetual duration.

                                      IV.

         The corporation is a corporation for profit and is organized for the following purposes:

         (a) For management of entertainment artists;

         (b) To carry on and to invest in and acquire interest in any business venture or undertaking which the directors consider profitable; and

         (c) For any lawful purpose or purposes not specifically prohibited to corporations under the laws of this State.

                                       V.

         The corporation shall have authority, acting by its Board of Directors, to issue not more than 10,000 shares at $1.00 par value.

                                      VI.

         The corporation shall not be in business until it has received consideration of a fixed value, which shall not be less than $500.00, in payment for the issuance of its shares of common stock.

                                      VII.

         The initial registered office of the corporation shall be 2800 Tower Place, 3340 Peachtree Road, N.E., Atlanta, Georgia 30026, and the initial registered agent of the corporation at said address shall be JAMES B. CREW, JR.

                                     VIII.

         The initial Board of Directors of the corporation shall consist of three members, whose names and addresses are as follows:

               Charles D. Brusco
               140 Fairway Ridge Road
               Alpharetta, GA 30201

               Alex Cooley
               1593 Monroe Drive, N.E.
               Atlanta, Georgia 30324

               Peter D. Conlon
               1593 Monroe Drive, N.E.
               Atlanta, GA 30324

                                      IX.

         The name and address of the incorporator is James B. Crew, Jr., 2800 Tower Place, N.E., Atlanta, GA 30026.

                                      X.

         In accordance with the applicable provision of the Georgia Business Corporation Code, the corporation shall have the power, acting through its board of directors, to make distributions of its assets to its shareholders out of its capital surplus and to acquire its own shares out of its unreserved and unrestricted capital surplus available therefor.

         IN WITNESS WHEREOF, I have hereunto executed these Articles of Incorporation, this 24th day of June 1987.


                                          /s/ James B. Crew, Jr.
                                          -----------------------------------
                                          James B. Crew, Jr.

                        BUSINESS SERVICES AND REGULATION
                    ARTICLES OF INCORPORATION DATA ENTRY FORM
                            FOR GEORGIA CORPORATIONS

MAX CLELAND                                                      H. WAYNE HOWELL
Secretary of State                                     Deputy Secretary of State

================================================================================

I. Filing Date      6/28/97   Code:      CH/DP      Docket No.: 87181188
               ------------          ------------               ----------------
   Assigned Exam:                              67   Amt.: $ 20,000        By: 45
                  -------------------------------        -----------------   ---
   Charter Number:                 8715604          Completed:
                    -----------------------------             ------------------
================================================================================

                  DO NOT WRITE ABOVE THIS LINE -- SOS USE ONLY

     NOTICE OF APPLICANT: PRINT PLAINLY OR TYPE THE REMAINDER OF THIS FORM.

--------------------------------------------------------------------------------
II.  Corporate Name:
                     BRUSCO, COOLEY AND CONLON MANAGEMENT CO.
--------------------------------------------------------------------------------
     Mailing Address:
                     1593 Monore Drive, N.E.
--------------------------------------------------------------------------------
     City:          County:         State:          Zip Code:
          Atlanta          Fulton         Georgia            30324
--------------------------------------------------------------------------------
III. Fees Submitted By:
                       James B. Crew, Jr.
--------------------------------------------------------------------------------
     Secretary of State:                  Check No.:
                        $ 20.00                     485
--------------------------------------------------------------------------------
     Clerk of Court:                      Check No.:       County:
                        $ 24.00                                   488
--------------------------------------------------------------------------------
     Publisher:                           Check No.:       Name:
                        $ 60.00                                   487
--------------------------------------------------------------------------------
IV.  Incorporator:
                        JAMES B. CREW, JR.
--------------------------------------------------------------------------------
     Address:
                        2800 Tower Place, 3340 Peachtree Road, N.E.
--------------------------------------------------------------------------------
     City:                          State:          Zip Code:
          Atlanta                         Georgia            30026
--------------------------------------------------------------------------------
V.   Registered Agent/Office:
                        James B. Crew, Jr.
--------------------------------------------------------------------------------
     Address:
                        2800 Tower Place, 3340 Peachtree Road, N.E.
--------------------------------------------------------------------------------
     City:                          State:          Zip Code:
          Atlanta                         Georgia            30026
--------------------------------------------------------------------------------
VI.  ARTICLES OF INCORPORATION FILING CHECK-OFF LIST   Applicant   Examiner
--------------------------------------------------------------------------------
       1.  Original and two conformed copies
           of Articles of Incorporation                   X
--------------------------------------------------------------------------------
       2.  Corporate name certificate enclosed
           and verified                                   X
--------------------------------------------------------------------------------
       3.  Publisher's and Clerk's checks enclosed
           and verified                                   X
--------------------------------------------------------------------------------
       4.  Consent form enclosed and verified             X
--------------------------------------------------------------------------------
       5.  Corporate duration and statutory
           authority stated                               X
--------------------------------------------------------------------------------
       6.  Number shares, par value, minimum
           capital stated                                 X
--------------------------------------------------------------------------------
       7.  Number of directors and their names
           and addresses                                  X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VII. Applicant/Attorney:                   Telephone:
          James B. Crew, Jr.                         404/ 231-1935
--------------------------------------------------------------------------------
     Address:
          2800 Tower Place, 3340 Peachtree Road, N.E.
--------------------------------------------------------------------------------
     City:                                 State:         Zip Code:
          Atlanta                               Georgia            30026
--------------------------------------------------------------------------------

NOTICE: Attach Articles of Incorporation, Secretary of State filing fee, name certificate, consent to serve as registered agent, publisher's letter and fee and clerk's fee and file with the Secretary of State at 2 Martin Luther King Jr. Dr., Suite 315, West Tower, Atlanta, Georgia 30334. For information call 404-656-2817. This form does not replace the Articles of Incorporation. I understand that the information on this form will be used in the Secretary of State Corporate data base.


Signed: /s/ James B. Crew, Jr.                                    Date:  6/25/87
        ------------------------------------------------------         ---------
        James B. Crew, Jr.

Secretary of State
Business Services and Regulation
Suite 300, West Tower
2 Martin Luther King Jr., Dr.
Atlanta, Georiga 30334                   Docket Number        : 87204346
                                         Charter Number       : 8715604
                                         Date Incorporated    : 6/29/87
                                         Date Amended         : 7/22/87
                                         Examiner             : Vanessa Robbins
                                         Telephone            : 404-656-2811
Mailed To:

James B. Crew, Jr.
McGee & Oxford
2800 Tower Place
3340 Peachtree Road
Atlanta, Georgia 30026

                            CERTIFICATE OF AMENDMENT

            I, MAX CLELAND, Secretary of State and the Corporations Commissioner of the State of Georiga do hereby certify, under the seal of my office, that the articles of incorporation of

--------------------------------------------------------------------------------

                   "BRUSCO, COOLEY AND CONLON MANAGEMENT CO."
                             has changed its name to
                       "COOLEY AND CONLON MANAGEMENT CO."

--------------------------------------------------------------------------------
have been duly amended under the laws of the State of Georgia, by the filing of articles of amendment in the office of the Secretary of State and the fees therefor paid, as provided by law, and that attached hereto is a true and correct copy of said articles of amendment.

            WITNESS, my hand and official seal, in the City of Atlanta and the State of Georgia on the date set forth below.

DATE: July 28, 1987

FORM A3 (3/87)


                                   /s/ Max Cleland
                                   --------------------------

                                   MAX CLELAND
                                   SECRETARY OF STATE


                                   /s/ H. Wayne Howell
                                   --------------------------

                                   H. WAYNE HOWELL
                                   DEPUTY SECRETARY OF STATE

--------------------------------------------------------------------------------
SECURITIES        CEMETERIES         CORPORATIONS         CORPORATIONS HOT-LINE
--------------------------------------------------------------------------------
 656-2894          656-3079            656-2817               404-656-2322
--------------------------------------------------------------------------------
                                                           Outside Metro Area
--------------------------------------------------------------------------------

                              ARTICLES OF AMENDMENT

            The Incorporator of Brusco, Cooley and Conlon Management Co., a corporation organized in accordance with the laws of the State of Georgia, did on the 16th day of July, 1987, before the issuance of any share of said corporation, and before the organization meeting of the Board of Directors, adopt an amendment to the Articles of Incorporation of said corporation as follows:

                                       1.

            The name of the corporation is, "COOLEY AND CONLON MANAGEMENT CO."


                                       2.

            The initial Board of Directors of the corporation shall consist of two members whose names and addresses are as follows:

                  Alex Cooley
                  1593 Monroe Drive, N.E.
                  Atlanta, Georgia 30324

                  Peter D. Conlon
                  1593 Monroe Drive, N.E.
                  Atlanta, Georgia 30324

Said amendment was adopted by the Incorporator on the 16th day of July, 1987, there being no issued and outstanding shares said corporation.

            IN WITNESS WHEREOF, BRUSCO COOLEY AND CONLON MANAGEMENT CO. has caused these Articles to be executed and its corporate seal to be affixed and caused the foregoing to be attested by its Incorporator on the 16th day of July, 1987.

                                        /s/ James B. Crew, Jr.
                                        -----------------------------------
                                        JAMES B. CREW, JR.
                                        Incorporator

                        BUSINESS SERVICES AND REGULATION
                    ARTICLES OF INCORPORATION DATA ENTRY FORM
                            FOR GEORGIA CORPORATIONS

MAX CLELAND                                                      H. WAYNE HOWELL
Secretary of State                                     Deputy Secretary of State

================================================================================

I. Filing Date      7/22/97   Code:      NC/DP      Docket No.: 87204346
               ------------          ------------               ----------------
   Assigned Exam:                              77   Amt.: $ 20,000        By: 45
                  -------------------------------        -----------------   ---
   Charter Number:                                  Completed:
                    -----------------------------             ------------------
================================================================================

                  DO NOT WRITE ABOVE THIS LINE -- SOS USE ONLY

     NOTICE OF APPLICANT: PRINT PLAINLY OR TYPE THE REMAINDER OF THIS FORM.

--------------------------------------------------------------------------------
II.  Corporate Name:
                     COOLEY AND CONLON MANAGEMENT CO.
--------------------------------------------------------------------------------
     Mailing Address:
                     1593 Monore Drive, N.E.
--------------------------------------------------------------------------------
     City:          County:         State:          Zip Code:
          Atlanta          Fulton         Georgia            30324
--------------------------------------------------------------------------------
III. Fees Submitted By:
                       James B. Crew, Jr.
--------------------------------------------------------------------------------
     Secretary of State:                  Check No.:
                        $ 10.00
--------------------------------------------------------------------------------
     Clerk of Court:                      Check No.:       County:
                        $ 24.00                                   Fulton
--------------------------------------------------------------------------------
     Publisher:                           Check No.:       Name:
                        $ 60.00                             Daily Report Company
--------------------------------------------------------------------------------
IV.  Incorporator:
                        JAMES B. CREW, JR.
--------------------------------------------------------------------------------
     Address:
                        2800 Tower Place, 3340 Peachtree Road, N.E.
--------------------------------------------------------------------------------
     City:                          State:          Zip Code:
          Atlanta                         Georgia            30026
--------------------------------------------------------------------------------
V.   Registered Agent/Office:
                        James B. Crew, Jr.
--------------------------------------------------------------------------------
     Address:
                        2800 Tower Place, 3340 Peachtree Road, N.E.
--------------------------------------------------------------------------------
     City:                          State:          Zip Code:
          Atlanta                         Georgia            30026
--------------------------------------------------------------------------------
VI.  ARTICLES OF INCORPORATION FILING CHECK-OFF LIST   Applicant   Examiner
--------------------------------------------------------------------------------
       1.  Original and two conformed copies
           of Articles of Incorporation                   X
--------------------------------------------------------------------------------
       2.  Corporate name certificate enclosed
           and verified                                   X
--------------------------------------------------------------------------------
       3.  Publisher's and Clerk's checks enclosed
           and verified                                   X
--------------------------------------------------------------------------------
       4.  Consent form enclosed and verified             X
--------------------------------------------------------------------------------
       5.  Corporate duration and statutory
           authority stated                               X
--------------------------------------------------------------------------------
       6.  Number shares, par value, minimum
           capital stated                                 X
--------------------------------------------------------------------------------
       7.  Number of directors and their names
           and addresses                                  X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VII. Applicant/Attorney:                   Telephone:
          James B. Crew, Jr.                         404/ 231-1935
--------------------------------------------------------------------------------
     Address:
          2800 Tower Place, 3340 Peachtree Road, N.E.
--------------------------------------------------------------------------------
     City:                                 State:         Zip Code:
          Atlanta                               Georgia            30026
--------------------------------------------------------------------------------

NOTICE: Attach Articles of Incorporation, Secretary of State filing fee, name certificate, consent to serve as registered agent, publisher's letter and fee and clerk's fee and file with the Secretary of State at 2 Martin Luther King Jr. Dr., Suite 315, West Tower, Atlanta, Georgia 30334. For information call 404-656-2817. This form does not replace the Articles of Incorporation. I understand that the information on this form will be used in the Secretary of State Corporate data base.


Signed: /s/ James B. Crew, Jr.                                    Date:  7/20/87
        ------------------------------------------------------         ---------
        James B. Crew, Jr.